ITEM 77Q(a) - COPIES OF ALL MATERIAL AMENDMENTS TO THE
REGISTRANT'S CHARTER OR BY-LAWS



MONEY MARKET OBLIGATIONS TRUST
Amendment No. 42
to the
Amended & Restated
DECLARATION OF TRUST

Dated October 6, 1989


THIS Declaration of Trust is amended as follows:

   Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

      Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional series or class or to modify the rights and preferences of any existing Series or Class, the initial series and classes shall be, and are established and designated as:

Federated Automated Cash Management Trust
Cash II Shares
Class R Shares
Service Shares
Federated Automated Government Cash Reserves
Service Shares
Federated Automated Government Money Trust
Federated California Municipal Cash Trust
Capital Shares
Cash II Shares
Cash Series Shares
Institutional Shares
Service Shares
Federated Capital Reserves Fund
Federated Connecticut Municipal Cash Trust
Cash Series Shares
Service Shares
Federated Florida Municipal Cash Trust
Cash II Shares
Cash Series Shares
Institutional Shares
Federated Georgia Municipal Cash Trust
Federated Government Obligations Fund
Capital Shares
Institutional Shares
Service Shares
Trust Shares
Federated Government Obligations Tax Managed Fund
Institutional Shares
Service Shares
Federated Government Reserves Fund
Federated Liberty U.S. Government Money Market Trust
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Federated Massachusetts Municipal Cash Trust
Cash Series Shares
Service Shares
Federated Master Trust
Federated Michigan Municipal Cash Trust
Institutional Shares
Service Shares
Federated Minnesota Municipal Cash Trust
Cash Series Shares
Institutional Shares
Federated Money Market Management
Capital Shares
Eagle Shares
Institutional Shares
Service Shares
Federated Municipal Obligations Fund
Capital Shares
Institutional Shares
Service Shares
Federated Municipal Trust
Federated New Jersey Municipal Cash Trust
Cash Series Shares
Institutional Shares
Service Shares
Federated New York Municipal Cash Trust
Cash II Shares
Cash Series Shares
Institutional Shares
Service Shares
Federated North Carolina Municipal Cash Trust
Federated Ohio Municipal Cash Trust
Cash II Shares
Institutional Shares
Service Shares
Federated Pennsylvania Municipal Cash Trust
Cash Series Shares
Institutional Shares
Service Shares
Federated Prime Cash Obligations Fund
Capital Shares
Institutional Shares
Service Shares
Federated Prime Management Obligations Fund
Capital Shares
Institutional Shares
Service Shares
Federated Prime Obligations Fund
Automated Shares
Capital Shares
Institutional Shares
Service Shares
Trust Shares
Federated Prime Value Obligations Fund
Capital Shares
Institutional Shares
Service Shares
Federated Tax-Free Obligations Fund
Institutional Shares
Service Shares
Federated Tax-Free Trust
Federated Treasury Obligations Fund
Automated Shares
Capital Shares
Institutional Shares
Service Shares
Trust Shares
Federated Trust for U.S. Treasury Obligations
Federated U.S. Treasury Cash Reserves
Institutional Shares
Service Shares
Federated Virginia Municipal Cash Trust
Cash Series Shares
Institutional Shares
Service Shares
Tax-Free Money Market Fund
Investment Shares
Service Shares



   The undersigned, President, hereby certifies that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees by Unanimous Consent dated April 30, 2014 to become effective on June 13, 2014.

   WITNESS the due execution hereof this 6th day of May, 2014.




/s/ J. Christopher Donahue
 J. Christopher Donahue
President


MONEY MARKET OBLIGATIONS TRUST
Amendment No. 43
to the
Amended & Restated
DECLARATION OF TRUST

Dated October 6, 1989


THIS Declaration of Trust is amended as follows:

   Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

      Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional series or class or to modify the rights and preferences of any existing Series or Class, the initial series and classes shall be, and are established and designated as:

Federated Automated Cash Management Trust
Cash II Shares
Class R Shares
Service Shares
Federated Automated Government Cash Reserves
Service Shares
Federated Automated Government Money Trust
Federated California Municipal Cash Trust
Capital Shares
Cash II Shares
Cash Series Shares
Institutional Shares
Service Shares
Federated Capital Reserves Fund
Federated Connecticut Municipal Cash Trust
Cash Series Shares
Service Shares
Federated Florida Municipal Cash Trust
Cash II Shares
Cash Series Shares
Institutional Shares
Federated Georgia Municipal Cash Trust
Federated Government Obligations Fund
Capital Shares
Institutional Shares
Service Shares
Trust Shares
Federated Government Obligations Tax Managed Fund
Institutional Shares
Service Shares
Federated Government Reserves Fund
Federated Liberty U.S. Government Money Market Trust
Class A Shares
Class B Shares
Class C Shares
Class F Shares

Federated Massachusetts Municipal Cash Trust
Cash Series Shares
Service Shares
Federated Master Trust
Federated Michigan Municipal Cash Trust
Institutional Shares
Service Shares
Federated Minnesota Municipal Cash Trust
Cash Series Shares
Institutional Shares
Federated Money Market Management
Capital Shares
Eagle Shares
Institutional Shares
Service Shares
Federated Municipal Obligations Fund
Capital Shares
Institutional Shares
Service Shares
Federated Municipal Trust
Federated New Jersey Municipal Cash Trust
Cash Series Shares
Institutional Shares
Service Shares
Federated New York Municipal Cash Trust
Cash II Shares
Cash Series Shares
Institutional Shares
Service Shares
Federated North Carolina Municipal Cash Trust
Federated Ohio Municipal Cash Trust
Cash II Shares
Institutional Shares
Service Shares
Federated Pennsylvania Municipal Cash Trust
Cash Series Shares
Institutional Shares
Service Shares
Federated Prime Cash Obligations Fund
Capital Shares
Institutional Shares
Service Shares
Federated Prime Obligations Fund
Capital Shares
Institutional Shares
Service Shares
Trust Shares
Federated Prime Value Obligations Fund
Capital Shares
Institutional Shares
Service Shares
Federated Tax-Free Obligations Fund
Institutional Shares
Service Shares
Federated Tax-Free Trust

Federated Treasury Obligations Fund
Capital Shares
Institutional Shares
Service Shares
Trust Shares
Federated Trust for U.S. Treasury Obligations
Federated U.S. Treasury Cash Reserves
Institutional Shares
Service Shares
Federated Virginia Municipal Cash Trust
Cash Series Shares
Institutional Shares
Service Shares
Tax-Free Money Market Fund
Investment Shares
Service Shares



   The undersigned, President, hereby certifies that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 13th day of February, 2014 to become effective at close of business on July 18, 2014.

   WITNESS the due execution hereof this 22nd day of July, 2014.




/s/ J. Christopher Donahue
 J. Christopher Donahue
President












MONEY MARKET OBLIGATIONS TRUST
Amendment No. 44
to the
Amended & Restated
DECLARATION OF TRUST

Dated October 6, 1989


THIS Declaration of Trust is amended as follows:

   Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

      Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional series or class or to modify the rights and preferences of any existing Series or Class, the initial series and classes shall be, and are established and designated as:

Federated Automated Cash Management Trust
Cash II Shares
Class R Shares
Service Shares
Federated Automated Government Cash Reserves
Service Shares
Federated California Municipal Cash Trust
Capital Shares
Cash II Shares
Cash Series Shares
Institutional Shares
Service Shares
Federated Capital Reserves Fund
Federated Connecticut Municipal Cash Trust
Cash Series Shares
Service Shares
Federated Florida Municipal Cash Trust
Cash II Shares
Cash Series Shares
Institutional Shares
Federated Georgia Municipal Cash Trust
Federated Government Obligations Fund
Capital Shares
Institutional Shares
Service Shares
Trust Shares
Federated Government Obligations Tax Managed Fund
Institutional Shares
Service Shares
Federated Government Reserves Fund
Federated Liberty U.S. Government Money Market Trust
Class A Shares
Class B Shares
Class C Shares
Class F Shares

Federated Massachusetts Municipal Cash Trust
Cash Series Shares
Service Shares
Federated Master Trust
Federated Michigan Municipal Cash Trust
Institutional Shares
Service Shares
Federated Minnesota Municipal Cash Trust
Cash Series Shares
Institutional Shares
Federated Money Market Management
Capital Shares
Eagle Shares
Institutional Shares
Service Shares
Federated Municipal Obligations Fund
Capital Shares
Institutional Shares
Service Shares
Federated Municipal Trust
Federated New Jersey Municipal Cash Trust
Cash Series Shares
Institutional Shares
Service Shares
Federated New York Municipal Cash Trust
Cash II Shares
Cash Series Shares
Institutional Shares
Service Shares
Federated North Carolina Municipal Cash Trust
Federated Ohio Municipal Cash Trust
Cash II Shares
Institutional Shares
Service Shares
Federated Pennsylvania Municipal Cash Trust
Cash Series Shares
Institutional Shares
Service Shares
Federated Prime Cash Obligations Fund
Capital Shares
Institutional Shares
Service Shares
Federated Prime Obligations Fund
Capital Shares
Institutional Shares
Service Shares
Trust Shares
Federated Prime Value Obligations Fund
Capital Shares
Institutional Shares
Service Shares
Federated Tax-Free Obligations Fund
Institutional Shares
Service Shares
Federated Tax-Free Trust

Federated Treasury Obligations Fund
Capital Shares
Institutional Shares
Service Shares
Trust Shares
Federated Trust for U.S. Treasury Obligations
Federated U.S. Treasury Cash Reserves
Institutional Shares
Service Shares
Federated Virginia Municipal Cash Trust
Cash Series Shares
Institutional Shares
Service Shares
Tax-Free Money Market Fund
Investment Shares
Service Shares



   The undersigned, President, hereby certifies that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 13th day of August, 2014 to become effective on October 10, 2014.

   WITNESS the due execution hereof this 4th day of November, 2014.





 J. Christopher Donahue
President